UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2026

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2026, at the 2026 Annual Meeting of Stockholders (the Annual Meeting) of Exelixis, Inc. (Exelixis), Exelixis’ stockholders, upon recommendation of Exelixis’ Board of Directors, approved the amendment and restatement of the Exelixis, Inc. 2017 Equity Incentive Plan (as so amended and restated, the 2017 Plan). The 2017 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the terms and conditions of the 2017 Plan is set forth in “Proposal 3: Amendment and Restatement of the Exelixis, Inc. 2017 Equity Incentive Plan” in Exelixis’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2026 (the Proxy Statement), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 26, 2026, Exelixis held its Annual Meeting via live webcast.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

1.Election of Directors: Exelixis stockholders elected the following 11 directors to serve until the next annual meeting of stockholders in 2027, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mary C. Beckerle, Ph.D.	204,854,581	1,538,523	197,202	22,436,080
S. Gail Eckhardt, M.D.	205,409,482	1,022,879	157,945	22,436,080
Maria C. Freire, Ph.D.	180,367,648	26,067,310	155,348	22,436,080
Tomas J. Heyman	200,508,205	5,902,008	180,093	22,436,080
David E. Johnson	205,319,312	1,096,455	174,539	22,436,080
Michael M. Morrissey, Ph.D.	204,731,180	1,692,296	166,830	22,436,080
Robert L. Oliver, Jr.	205,297,039	1,137,865	155,402	22,436,080
Stelios Papadopoulos, Ph.D.	198,500,120	7,922,275	167,911	22,436,080
George Poste, DVM, Ph.D., FRS	204,405,453	2,023,314	161,539	22,436,080
Julie Anne Smith	202,976,810	3,456,942	156,554	22,436,080
Jack L. Wyszomierski	201,891,192	4,536,760	162,354	22,436,080

2.Ratification of Ernst & Young LLP as Exelixis’ independent registered public accounting firm: Exelixis stockholders ratified the selection of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 1, 2027.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
222,343,120	6,485,691	197,575	—
3.Approval of the 2017 Plan: Exelixis stockholders approved the 2017 Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
196,926,657	9,343,837	319,812	22,436,080

4.Approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement (Say on Pay): Exelixis stockholders approved the Say on Pay proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
163,104,135	43,156,553	329,618	22,436,080

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Exelixis, Inc. 2017 Equity Incentive Plan
104	Cover Page Interactive Data File	The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 29, 2026	/s/ Brenda J. Hefti
Date	Brenda J. Hefti
Senior Vice President and General Counsel